Exhibit 99.1

Investor Relations Contact: Mike Drickamer – (918) 588-5190 – mike.drickamer@hpinc.com Helmerich & Payne, Inc. Capital One Southcoast Energy Conference December 8, 2010

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

Market Observations The unconventional oil and gas plays require mostly horizontal and/or directional drilling, enabling better and more cost-effective reservoir performance. More complex drilling favors FlexRigs as they are a catalyst for drilling efficiencies and improved safety performance. Absent an unforeseen pullback in oil prices, the historically high oil directed rig count will help buffer any overall downward adjustment. The clear customer preference for AC driven rigs in a bifurcated market should leave the brunt of any pullback to be borne by older, lower performing assets.

Highest U.S. Activity Level in Company History



Growth / Decline in U.S. Lower 48 Average Rig Activity
H&P (From 84 to 177 Rigs at ~82% Utilization in Q3CY10)
Peers* (From 565 to 414 Rigs at ~53% Utilization in Q3CY10)
As of 12/8/10
125%
115%
105%
95%
85%
75%
65%
55%
45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
-45%
-55%
-65%
Change in Average Active Rigs
Q1CY05
Q2CY05
Q3CY05
Q4CY05
Q1CY06
Q2CY06
Q3CY06
Q4CY06
Q1CY07
Q2CY07
Q3CY07
Q4CY07
Q1CY08
Q2CY08
Q3CY08
Q4CY08
Q1CY09
Q2CY09
Q3CY09
Q4CY09
Q1CY10
Q2CY10
Q3CY10
Quarterly Average

*Represents average active rigs for PTEN, NBR and UNT.

HELMERICH & PAYNE, INC.

H&P’s U.S. Land Fleet (as of 12/8/10) E&P Companies Prefer AC Driven Rigs The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered. Industry’s Estimated U.S. Land Fleet* * Composition & Utilization (by Rig Type) Composition & Utilization (by Rig Type) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AC Driven Rigs SCR Rigs Mechanical Rigs Estimated Utilization (%)* Estimated Fleet Composition (%)* 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AC Driven Rigs SCR Rigs Mechanical Rigs Utilization (%) Fleet Composition (%)

Driller on a Conventional Rig vs. FlexRig™ Drawworks Brake Handle Drawworks Joystick Control

Roughnecks on a Conventional Rig vs. FlexRigTM

H&P and U.S. Land Fleet (by Rig Type)

H&P's Available U.S. Land Fleet
(225 Rigs as of 12/8/10)

Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)


Mechanical Rigs
SCR Rigs
21%
76%
AC Driven Rigs
AC Driven Rigs
16%
53%
31%
Mechanical Rigs
SCR Rigs

Note: The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

 H&P’s Global Rig Fleet (as of 12/8/10) * Includes 11 new rigs with customer commitments scheduled for completion during the first three quarters of fiscal 2011. ** Includes 15 FlexRigs, one of which will be deployed from the U.S. to Bahrain during the third fiscal quarter of 2011. Also includes four rigs assigned to the Company’s operations in Mexico, which are expected to return to the U.S. during the first two quarters of fiscal 2011. International Land ** 28 Offshore 9 Mobile & Conventional 38 U.S. FlexRigs * 198 U.S. Land * 236 273 Total Rigs (Includes New Build Commitments)

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 254 257 273 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

Organically Growing Active Rig Market Share Note: The above estimates corresponding to the total available U.S. land fleet are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Lower 48 U.S. Land Market Share As of December 1, 2000 Lower 48 U.S. Land Market Share As of December 3, 2010 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% PTEN NBR HP UNT 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% NBR PTEN HP UNT

 High levels of utilization for AC driven rigs across the industry, and especially for FlexRigs, continue to support premium dayrates. We expect an increase in average rig activity, or total quarterly revenue days, from the fourth fiscal quarter of 2010 to the first fiscal quarter of 2011 of approximately five to seven percent. Quarterly average rig revenue per day (excluding the impact of early termination and new build delivery delay revenues) is expected to sequentially increase by over $500 per day in the first fiscal quarter of 2011. The Company now expects to average approximately 128 rigs under term contract in the first fiscal quarter of 2011. The corresponding estimated annual averages for rigs already under term contracts for fiscal 2011 and fiscal 2012 are now 114 and 67 rigs, respectively. H&P’s U.S. Land Operations

H&P’s Contracted U.S. Land Fleet (as of 12/8/10) Note: The above numbers corresponding to H&P’s contracted U.S. land fleet include one delayed new build which generates revenue but does not generate revenue days and 11 pending new build FlexRigs. Eagle Ford Shale, 35 Permian Basin, 24 Haynesville Shale, 23 Bakken Shale, 21 Cana Woodford, 20 Barnett Shale, 15 Piceance Basin, 12 Marcellus Shale, 12 Other Unconventional, 11 Conventional Oil, 11 Granite Wash , 9 Other Conventional, 5 E. Woodford, 2 Niobrara, 2

Technology and Quality Service Make a Difference Utilization Premium Rig Margin Premium **** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. *** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. ** Represents weighted-average rig margin per day for PTEN, NBR and UNT * Does not include the impact of early contract termination revenue. 0% 20% 40% 60% 80% H&P Peers**** Estimated U.S. Land Rig Utilization*** (12 Months Ended September 30, 2010) $0 $3,000 $6,000 $9,000 $12,000 H&P Peers** Average U.S. Land Rig Margin per Day* (12 Months Ended September 30, 2010)

 H&P’s Global Fleet Under Term Contracts 128 121 109 95 79 69 63 56 0 16 32 48 64 80 96 112 128 144 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet (Including Committed New Builds) U.S. Land Offshore International Land

 Since 2005, we have announced the construction of 163 new FlexRigs, including 23 since March 2010. All of these rigs were contracted under multi-year term agreements that generated favorable returns. Having completed construction of 12 of the 23 rigs announced since March 2010, we currently have 11 left to be completed during the first three quarters of fiscal 2011. The 23 FlexRigs announced during the last eight months for U.S. land are being activated in some of the most attractive basins in the U.S., including the Eagle Ford, CANA Woodford, Bakken, Bone Spring, and the Haynesville. All of the rigs will be drilling more complex horizontal and directional wells, as customers extend laterals and drill more multi-lateral wells. We continue to have encouraging conversations with customers regarding new build commitments for incremental FlexRigs. H&P New Builds

H&P’s U.S. Land Fleet Activity ** Includes delayed new builds (in gray) which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days. 34 47 52 57 58 60 89 99 106 120 126 130 128 150 163 180 185 191 0 25 50 75 100 125 150 175 200 Avg. Q1FY10 Avg. Q2FY10 Avg. Q3FY10 Avg. Q4FY10 9/30/2010 12/8/2010 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term* Delayed New Builds**

 Our second FlexRig in Bahrain has commenced operations and we recently announced a contract for a third FlexRig to commence operations in Bahrain during the third fiscal quarter of 2011. Two of the six rigs previously assigned to the Company’s operations in Mexico have already returned to the U.S. and are currently under contract. The remaining four rigs are now expected to return to the U.S. during the first two quarters of fiscal 2011. We expect quarterly activity (or revenue days) for the segment to sequentially decrease by about seven percent from the fourth quarter of fiscal 2010 to the first quarter of fiscal 2011. Including the favorable impact corresponding to early contract termination revenue in both the fourth fiscal quarter of 2010 and the first fiscal quarter of 2011, we expect average daily rig margins for the International Land Segment to decrease by less than five percent sequentially. H&P’s International Land Operations

Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Colombia 5 1 6 2 Ecuador 4 4 Mexico 4 4 4 Tunisia 2 2 Bahrain 2 1 3 3 Total 22 1 5 28 13 H&P’s International Land Operations Rig Fleet Status (as of December 8, 2010) The four rigs assigned to the Company’s operations in Mexico are expected to return to the U.S. during the first two quarters of fiscal 2011. A FlexRig4M is expected to commence operations in the third fiscal quarter of 2011. 13 of 15 FlexRigs (included in the international fleet of 28 rigs) are under long-term contracts. (1) (2) (2) (3)

 Seven of the Company’s nine offshore platform rigs remain active, including two under long-term contracts. We expect total revenue days for the first fiscal quarter of 2011 to be essentially flat as compared to the fourth fiscal quarter of 2010. Excluding the ~$2,000 per day benefit to average daily rig margins in the fourth fiscal quarter of 2010, we expect rig margins to decrease by less than five percent sequentially in the first fiscal quarter of 2011. H&P’s Offshore Operations

 E&P Companies require technology-based solutions that enable lower total well costs Unconventional plays tend to be horizontal and/or directional wells (i.e. more complex well designs) As drilling becomes more complex, AC drive rigs should be expected to remain in short supply Increasing safety and environmental sensitivity Market Trends Favor H&P

Additional References:

H&P is Leading the U.S. Land New Build Effort



H&P's Available U.S. Land Fleet
(225 Rigs as of 12/8/10)
Conventional Rigs
17%
Other New Builds (FlexRig 1 & 2)
7%
AC Driven (FlexRig 3 & 4)
76%
Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)
AC Driven New Builds
16%
Other New Builds
10%
Conventional Rigs
74%
Refurbished rigs, built between 1940s and 1982

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Estimated Estimated Peer H&P FlexRig3 Conventional Fit-for-purpose Average Average Average Mid 2010 (Spot Market) (Spot Market) (Spot Market) 1. Drilling days 26 14 11 Completion days 2 2 2 Moving days 5 4 3 Total rig revenue days per well 33 20 16 2. Drilling contractor dayrate $15,500 $21,500 $24,500 Operator’s other intangible $22,500 $22,500 $22,500 cost per day estimate Total daily cost estimate $38,000 $44,000 $47,000 Total cost per well (daily services) $1,254,000 $880,000 $752,000 3. Total well savings with H&P – per well $502,000 $128,000 per year $11.5MM $2.9MM Increased wells per rig per year versus conventional average: 12 wells Increased wells per rig per year versus peer fit-for-purpose: 5 wells A Value Proposition Example – H&P vs. Competitors

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

U.S. Land Safety Performance (1994 – Nov’10) OSHA Recordable Injury Incidence Rates H&P Nov ’10 = 1.07 IADC 3Q10 = 3.31 INJURIES PER 200,000 MANHOURS MANHOURS WORKED (MM) Delivering Safety – H&P vs. Industry (IADC) 26 MANHOURS = 10.7 MM 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 ' YEAR 0 2 4 6 8 10 12

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 COST/MAN HOUR Actual Cost Per Man Hour Worked U.S. Land & Offshore Operations EMR FY09 = .35 FY08 = .34 FY07 = .33 FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38

Source: EnergyPoint Research, Inc. * Trailing four quarters average * * Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied” * * * 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2006 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 HP Peer A Peer B Peer C

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $100 $200 $300 $400 UNT PTEN* NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2010

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology

* Represents the customer’s fastest reported Bakken Shale well before deploying a H&P FlexRig. FlexRig3 – Performance Sample 59% Improvement 47% Improvement

FlexRig4M – Performance Sample 21% Improvement 52% Improvement

FlexRig4 – Performance Sample 42% Improvement 22% Improvement

FlexRig4S – Performance Sample 39% Improvement 16% Improvement

Improving Rig Counts U.S. Land International Land 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 Monthly Average Baker Hughes U.S. Land and MI Swaco International Land Rig Counts MI Swaco International Land Rig Count BHI U.S. Land Rig Count

Alaska Shale Gas Offshore Other Onshore (Includes Tight Sands) Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2010 with projections to 2035 (May 2010). Unconventional Natural Gas Production Growing Coalbed Methane 0 2 4 6 8 10 12 14 16 1990 1995 2000 2008 2015 2020 2025 2030 2035

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) Week Ended U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

Increasing Focus on More Difficult Drilling 28% 31% 37% 43% 51% 68% 82% 53% 69% 0 400 800 1200 1600 2004 2005 2006 2007 2008 2009 Dec-10 Peak (2008) Trough (2009) Number of Active Rigs (Smith Bits S.T.A.T.S.) Annual Average During Each Prior Year Active Rigs in U.S. Land Drilling for Natural Gas Horizontal or Directional Drilling Vertical Drilling

Oil Related Drilling Also Increasingly Complex 36% 39% 31% 33% 40% 41% 55% 42% 41% 0 50 100 150 200 250 300 350 400 450 500 550 600 650 2004 2005 2006 2007 2008 2009 Dec-10 Peak (2008) Trough (2009) Number of Active Rigs (Smith Bits S.T.A.T.S.) Annual Average During Each Prior Year Active Rigs in U.S. Land Drilling for Oil Horizontal or Directional Drilling Vertical Drilling

Crude Oil & Natural Gas Prices Source: Energy Information Administration, Short-term Energy Outlook as of 11/9/2010. Crude Oil Natural Gas $0 $2 $4 $6 $8 $10 $12 $14 $0 $20 $40 $60 $80 $100 $120 $140 U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Monthly Average West Texas Intermediate Spot Average Forecasted West Texas Intermediate Spot Average Henry Hub Spot Forecasted Henry Hub Spot

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